UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                            FORM 8-K

                         CURRENT REPORT

                 Pursuant to Section 13 OR 15(d)
             of the Securities Exchange Act of 1934

              Date of Report:     February 23, 2006
      (Date of earliest event reported:  February 20, 2006)

                HAVERTY FURNITURE COMPANIES, INC.
     (Exact name of registrant as specified in its charter)
         Maryland            1-14445           58-0281900
      (State or other      (Commission           (I.R.S.
      jurisdiction of     File Number)          Employer
     incorporation or                          Identification
       organization)                              No.)


                      780 Johnson Ferry Road,
                            Suite 800,
                      Atlanta, Georgia 30342
      (Address of principal executive officers) ( Zip Code)
       Telephone number, including area code:   (404) 443-2900


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))





Item 2.02   Results of Operations and Financial Condition

      On February 21, 2006, Haverty Furniture Companies, Inc. ("Havertys") issued a press release regarding its results of operations for the quarter and the year ended December 31, 2005, a copy of which is furnished under this Item 2.02 as Exhibit 99.1 hereto. The attached Exhibit 99.1 is not filed, but is furnished to comply with Regulation FD. The information disclosed in this
Item 2.02 Current Report on Form 8-K is not considered to be "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934 and is not subject to the liabilities of that section.



Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

      (b) On February 20, 2006, Havertys accepted the resignation of Ben M. Haverty as a member of the Board of Directors. Mr. Haverty resigned from the Board to pursue other professional endeavors. Mr. Haverty will not be replaced on the Board of Directors.

     Following Mr. Havertys' resignation, the Board will be reduced to 11 members, a majority of whom are independent directors.

Item   9.01.   Financial  Statements,  Pro  Forma   Financial
               Information and Exhibits

      (c)  Exhibits

           99.1      Press Release dated February 21, 2006.



                           SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            HAVERTY FURNITURE COMPANIES, INC.


February 23, 2006           By:    /s/ Jenny Hill Parker
                               ___________________________________
                                   Jenny Hill Parker
                            Vice President, Secretary and Treasurer





                          EXHIBIT INDEX


    99.1      Press Release dated February 21, 2006.